FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of August 30, 2012
among
PINNACLE FOODS FINANCE LLC,
as the Borrower,
PEAK FINANCE HOLDINGS LLC,
as Holdings,
THE GUARANTORS PARTY HERETO,
BARCLAYS BANK PLC,
as Administrative Agent and Syndication Agent,
and,
THE OTHER LENDERS PARTY HERETO
________________

BARCLAYS BANK PLC, CREDIT SUISSE SECURITIES (USA) LLC AND MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
as Joint Lead Arrangers and Joint Bookrunners
and
CREDIT SUISSE SECURITIES (USA) LLC AND MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
as Co-Documentation Agents

NY\3675929

This First Amendment to Amended and Restated Credit Agreement (this “Amendment”) is dated as of August 30, 2012 and is entered into by and among Pinnacle Foods Finance LLC, a Delaware limited liability company (the “Borrower’’), Peak Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Barclays Bank PLC (“Barclays”), as Administrative Agent (the “Administrative Agent”), the Tranche F Term Lenders (as defined below) and, for purposes of Sections IV and V hereof, the Guarantors listed on the signature pages hereto, and is made with reference to that certain Amended and Restated Credit Agreement, dated as of April 17, 2012 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among the Borrower, Holdings, the Lenders party thereto from time to time, the Administrative Agent, the Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, the Borrower has requested the issuance of Incremental Term Loans in the form of a new tranche of term loans pursuant to and on the terms set forth in Section 2.14(a) of the Credit Agreement;
WHEREAS, the proceeds of such new term loans will be used to repay certain existing indebtedness of the Borrower, including a portion of the Initial Term Loans; and
WHEREAS, the Borrower, Holdings, the Administrative Agent, and the Lenders and/or Additional Lenders providing the Incremental Term Loans (the “Tranche F Term Lenders”) have agreed to amend certain provisions of the Credit Agreement as provided for herein, among other things, to effect the addition of a new tranche of Incremental Term Loans to the Credit Agreement pursuant to Section 2.14(a) thereof.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	INCREMENTAL TERM LOANS

1.1	Incremental Term Loan.
A.    The Borrower confirms and agrees that (i) it has requested an additional tranche of term loans, to be referred to in the Credit Agreement as Tranche F Term Loans, in the amount of $450,000,000 from the Tranche F Term Lenders pursuant to and on the terms set forth in Section 2.14(a) of the Credit Agreement, effective on the First Amendment Effective Date, (ii) on the First Amendment Effective Date, the Borrower will borrow (and hereby requests funding of) the full amount of Tranche F Term Loans from the Tranche F Term Lenders and (iii) prior to the First Amendment Effective Date, the Borrower will deliver to the Administrative Agent a timely Committed Loan Notice with respect to the Tranche F Term Loan Borrowing.

NY\3675929

B.    Each Tranche F Term Lender agrees that (i) effective on and at all times after the First Amendment Effective Date, in addition to all Initial Term Loans, Extended Initial Term Loans, Restatement Revolving Credit Loans and Tranche E Term Loans of such Lender (if any) outstanding prior to the First Amendment Effective Date, such Tranche F Term Lender will be bound by all obligations of a Lender under the Amended Credit Agreement in respect of its Tranche F Term Commitment and in the amount set forth on its Lender Addendum delivered to the Administrative Agent on or before the First Amendment Effective Date and (ii) on the First Amendment Effective Date such Tranche F Term Lender will fund Tranche F Term Loans in the amount of such Tranche F Term Lender’s Tranche F Term Commitment. On the First Amendment Effective Date, (A) each Tranche F Term Lender which was not a Lender prior to the First Amendment Effective Date will become a Lender for all purposes of the Amended Credit Agreement and (B)(i) at the option of any Initial Term Lender, the lesser of their pro rata amount of existing Initial Term Loans that will be repaid on the First Amendment Effective Date or the amount of Tranche F Term Loans allocated to it by Barclays in its capacity as a joint lead arranger under the Amendment, shall be converted to, and remain outstanding on and after the First Amendment Effective Date as, Tranche F Term Loans, which shall be deemed to be made and exist pursuant to, and under the Amended Agreement (as defined below) and (ii) any remaining Initial Term Loans made by such Lender under the Credit Agreement shall remain outstanding on and after the First Amendment Effective Date under the Amended Agreement as Initial Term Loans originally made on the Closing Date. The obligations of the Tranche F Term Lenders hereunder are in all respects several and not joint. No Tranche F Term Lender is or ever shall be in any respect responsible or liable for any obligation of any other Tranche F Term Lender or any other Lender.

SECTION II.	AMENDMENTS TO CREDIT AGREEMENT

2.1	Amendments to Section 1: Definitions.
A.    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated as of August 30, 2012, among the Borrower, Holdings, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” means the date of satisfaction of the conditions precedent referred to in Section III of the First Amendment.
“Tranche F Term Commitment” means, as to each Tranche F Term Lender, its obligation to make a Tranche F Term Loan to the Borrower pursuant to Section 2.01(a)(iv) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name under the caption “Tranche F Term Commitment” on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the First Amendment Effective Date, the initial aggregate amount of the Tranche F Term Commitments shall be $450,000,000.

NY\3675929

“Tranche F Term Lender” means, at any time, any Lender that has a Tranche F Term Commitment or a Tranche F Term Loan at such time.
“Tranche F Term Loan” means a Loan made pursuant to Section 2.01(a)(iv).
B.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) of the definition of “Applicable Rate” in its entirety to read as follows:
“(a)(x)(i) for Eurocurrency Rate Loans that are Extended Initial Term Loans, 3.50% and (ii) for Base Rate Loans that are Extended Initial Term Loans, 2.50%; provided that any extension of the Maturity Date of the Initial Term Loans that occurs after the Restatement Date and which also results in an increase in the All-in Yield of such extended Initial Term Loans such that the All-in Yield for the extended Initial Term Loans exceeds the All-in-Yield of the Extended Initial Term Loans by more than 0.50% per annum shall cause the applicable interest rate of the Extended Initial Term Loans to be automatically increased (without further consent of the affected Lenders) so that the All-in Yield of such extended Initial Term Loans does not exceed the All-in Yield of the Extended Initial Term Loans by more than 0.50% per annum; (y)(i) for Eurocurrency Rate Loans that are Tranche E Term Loans, 3.50%; and (ii) for Base Rate Loans that are Tranche E Term Loans, 2.50%; and (z)(i) for Eurocurrency Rate Loans that are Tranche F Term Loans, 3.50%; and (ii) for Base Rate Loans that are Tranche F Term Loans, 2.50%; provided that from and after the date on which the Step-Down Conditions have been satisfied, each of the rates set forth in the foregoing clauses (y)(i), (y)(ii), (z)(i) and (z)(ii) shall be decreased by 0.25%.”
C.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the first sentence of the definition of “Base Rate” in its entirety to read as follows:
““Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “Prime Rate”, (c) the Eurocurrency Rate that would be payable on such day for a Eurocurrency Rate Loan with a one-month Interest Period plus 1.0%, and (d) solely with respect to Tranche E Term Loans and Tranche F Term Loans that are Base Rate Loans, 2.25% per annum. The “Prime Rate” is a rate set by the British Banking Association Telerate Page 5 (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rate), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the day specified in the public announcement of such change in the Prime Rate, or the Federal Funds Rate, respectively.”
D.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Class” in its entirety to read as follows:
““Class” (a) when used with respect to Lenders, refers to whether such Lenders are Restatement Revolving Credit Lenders, Initial Term Lenders, Extending Initial Term

NY\3675929

Lenders, Tranche E Term Lenders, Tranche F Term Lenders or any Post-Restatement Date Extending Revolving Credit Lenders or Post-Restatement Date Extending Term Lenders in respect of the same Extension Series or Additional Refinancing Lenders in respect of a Refinancing Amendment, (b) when used with respect to Commitments, refers to whether such Commitments are Restatement Revolving Credit Commitments, Initial Term Commitments, Extended Initial Term Commitments, Tranche E Term Commitments, Tranche F Term Commitments or Post-Restatement Date Extended Revolving Credit Commitments of the same Post-Restatement Date Extension Series and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Restatement Revolving Credit Loans, Initial Term Loans, Extended Initial Term Loans, Tranche E Term Loans, Tranche F Term Loans or Loans of the same Extension Series or Other Term Loans, or Other Revolving Credit Loans in respect of a Refinancing Amendment.”
E.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence of the definition of “Eurocurrency Rate” as follows:
“Notwithstanding the foregoing, the Eurocurrency Rate for Tranche E Term Loans and Tranche F Term Loans that are Eurocurrency Rate Loans shall at no time be less than 1.25% per annum.”
F.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Facility” in its entirety to read as follows:
““Facility” means the Initial Term Loans, the Extended Initial Term Loans, the Tranche E Term Loans, the Tranche F Term Loans and/or the Restatement Revolving Credit Facility, as the context may require.”
G.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Lender Addendum” in its entirety to read as follows:
““Lender Addendum” means, with respect to any Initial Term Lender, Extending Initial Term Lender, Tranche E Term Lender, Tranche F Term Lender, Restatement Revolving Credit Lender, a Lender of Incremental Term Loans, Revolving Commitment Increase Lender, Post-Restatement Date Extending Lender or Additional Refinancing Lender, a Lender Addendum, substantially in the form of Exhibit J, or otherwise acceptable to the Administrative Agent, to be executed and delivered by such Lender on the Closing Date, the Second Amendment Effective Date, the Fourth Amendment Effective Date, the First Amendment Effective Date, the date of any Extension Series, or the date of any Refinancing Amendment, as applicable, as provided in Section 10.23.”
H.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety to read as follows:
“Maturity Date” means (a)  with respect to the Initial Term Loans, the seventh anniversary of the Closing Date, (b) with respect to the Extended Initial Term Loans, the earlier of (i)

NY\3675929

October 2, 2016 and (ii) the date (such date,“Trigger Date A”) that is 91 days prior to the maturity date of the 9.25% Senior Notes if more than $150,000,000 of the 9.25% Senior Notes are outstanding on Trigger Date A, (c) with respect to the Tranche E Term Loans, the earliest of (i) October 17, 2018, (ii) Trigger Date A if more than $150,000,000 of the 9.25% Senior Notes are outstanding on Trigger Date A and (iii) the date (such date,“Trigger Date B”) that is 91 days prior to the maturity date of the 8.25% Senior Notes if more than $150,000,000 of the 8.25% Senior Notes are outstanding on Trigger Date B, (d) with respect to the Tranche F Term Loans, the earliest of (i) October 17, 2018, (ii) Trigger Date A if more than $150,000,000 of the 9.25% Senior Notes are outstanding on Trigger Date A and (iii) Trigger Date B if more than $150,000,000 of the 8.25% Senior Notes are outstanding on Trigger Date B, and (e) with respect to the Restatement Revolving Credit Facility, the earliest of (i) the fifth anniversary of the Restatement Date, (ii) Trigger Date A if more than $150,000,000 of the 9.25% Senior Notes are outstanding on Trigger Date A, (iii) Trigger Date B if more than $150,000,000 of the 8.25% Senior Notes are outstanding on Trigger Date B, (iv) the date (such date, “Trigger Date C”) that is 91 days prior to the maturity date of the Initial Term Loans if more than $150,000,000 of the aggregate principal amount of the Initial Term Loans are outstanding on Trigger Date C, and (v) the date (such date,“Trigger Date D”) that is 91 days prior to the maturity date of the Extended Initial Term Loans if more than $150,000,000 of the aggregate principal amount of the Extended Initial Term Loans are outstanding on Trigger Date D; provided that if any such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.
I.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Commitment” in its entirety to read as follows: ““Term Commitment” means, as to any Term Lender, its Initial Term Commitment, Tranche E Term Commitment and/or Tranche F Term Commitment, as applicable.”
J.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Lender” in its entirety to read as follows: ““Term Lender” means, any Initial Term Lender, Extending Initial Term Lender, any Tranche E Term Lender and/or any Tranche F Term Lender, as applicable.”
K.    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Loan” in its entirety to read as follows: ““Term Loans” means, Initial Term Loans, Tranche E Term Loans and/or Tranche F Term Loans, as applicable.”

2.2
Amendment to Section 2.01(a). Section 2.01(a) of the Credit Agreement is hereby amended by inserting the following new clause (iv) immediately after clause (iii) thereof and re-designating clause “(iv)” thereof as clause “(v)”:

“(iv)    Subject to the terms and conditions set forth herein, each Tranche F Term Lender severally agrees to make to the Borrower a single loan denominated in Dollars in an amount equal to such Tranche F Term Lender’s Tranche F Term Commitment on the First Amendment Effective Date. Subject to the terms and conditions hereof and of the First Amendment, each Tranche F Term Lender agrees that the lesser of all or a portion its pro rata amount of Initial Term Loans that are prepaid on the First Amendment Effective Date

NY\3675929

and the amount of any Tranche F Term Loans allocated to such Lender by Barclays, in its capacity as joint lead arranger under the First Amendment, shall remain outstanding on and after the First Amendment Effective Date as, and shall be converted into, Tranche F Term Loans deemed to be made pursuant to the First Amendment. The conversion of an Initial Term Loan of an Initial Term Lender into a Tranche F Term Loan of a Tranche F Term Lender shall be deemed to satisfy, dollar for dollar, such Tranche F Term Lender’s obligation to make all or a portion, as applicable, of its Tranche F Term Loans on the First Amendment Effective Date. Such converted Initial Term Loans of the Tranche F Term Lenders shall, on and after the First Amendment Effective Date, constitute, and have all of the rights and benefits of, Tranche F Term Loans as set forth in this Agreement and the other Loan Documents. Each Tranche F Term Lender’s Tranche F Term Commitment shall terminate immediately and without further action on the First Amendment Effective Date after giving effect to the sum of the conversion of such Lender’s Initial Term Loan on such date and the issuance of any additional Tranche F Term Loans by such Lender, which in the aggregate, shall equal such Lender’s Tranche F Term Commitment. Notwithstanding anything herein to the contrary, all Tranche F Term Loans of Tranche F Term Lenders deemed to be made hereunder on the First Amendment Date pursuant to a conversion set forth in this Section 2.01(a)(iv) that are Eurocurrency Rate Loans will have initial Interest Periods ending on the same dates as the Interest Periods applicable to the converted Initial Term Loans of such Tranche F Term Lenders under the Credit Agreement immediately prior to the First Amendment Effective Date.”

2.3	Amendment to Section 2.05(a). Section 2.05(a)(i) of the Credit Agreement is hereby amended by amending and restating the parenthetical directly before the proviso to read in its entirety as follows:
“(except to the extent provided in Section 2.05(d), Section 2.05(e) and Section 2.05(f))”.

2.4
Amendment to Section 2.05. Section 2.05 of the Credit Agreement is hereby amended by inserting the following new clause (e) immediately after clause (d) thereof and re-designating clause “(e)” thereof as clause “(f)”:

“(e)    Any (i) amendment, amendment and restatement or other modification of this Agreement consummated on or prior to the first anniversary of the Restatement Date or (ii) voluntary prepayment of the Tranche F Term Loans consummated on or prior to the first anniversary of the Restatement Date with the proceeds of any other Indebtedness, including a substantially concurrent issuance or incurrence of new bank term loans under this Agreement (which voluntary prepayment shall be deemed to have occurred even if a portion of the Tranche F Term Loans are replaced, converted or re-evidenced with, into or by such new loans) the effect of which, in the case of either clause (i) or clause (ii), is to decrease the Applicable Rate (or otherwise decrease the interest rate) with respect to any of the Tranche F Term Loans (including by virtue of any such replacement, conversion or re-evidencing but excluding as a result of the Step-Down Condition being satisfied), shall be accompanied by a fee payable to the Tranche F Term Lenders (which shall include any Tranche F Term Lender that is repaid in connection with any such amendment, amendment and restatement

NY\3675929

or other modification) in an amount equal to 1.0% of the aggregate principal amount of such amended, amended and restated, modified or prepaid Tranche F Term Loans.”

2.5	Amendment to Section 2.07. Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a) “Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of (i) the Initial Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of September 2007, an aggregate amount equal to 0.25% of the aggregate amount of all Initial Term Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Initial Term Loans, the aggregate principal amount of all Initial Term Loans outstanding on such date; (ii) the Extending Initial Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2012, an aggregate amount equal to 0.25% of the aggregate amount of all Extended Initial Term Loans outstanding on the Restatement Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Extended Initial Term Loans, the aggregate principal amount of all Extended Initial Term Loans outstanding on such date; (iii) the Tranche E Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June 2012, an aggregate amount equal to 0.25% of the aggregate amount of all Tranche E Term Loans outstanding on the Restatement Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Tranche E Term Loans, the aggregate principal amount of all Tranche E Term Loans outstanding on such date; and (iv) the Tranche F Term Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of September 2012, an aggregate amount equal to 0.25% of the aggregate amount of all Tranche F Term Loans outstanding on the First Amendment Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Tranche F Term Loans, the aggregate principal amount of all Tranche F Term Loans outstanding on such date.”

2.6	Amendment to Section 7.10. Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Use of Proceeds. Use the proceeds of (i) the Initial Term Loans, together with the proceeds of the issuance of the High Yield Notes and Equity Contribution for any purpose other than to finance the repayment of all amounts outstanding under the Existing Credit Agreement and certain other existing Indebtedness of PFGI and pay the Purchase Price and the Transaction Expenses on the Closing Date, (ii) the Restatement Revolving Credit Loans for any purpose other than to refinance the Initial Revolving Credit Loans (if any) and, with any other Revolving Credit Loan, for any purpose other than for working capital and other

NY\3675929

general corporate purposes of the Borrower and its Subsidiaries, including the financing of Permitted Acquisitions, (iii) Swing Line Loans (as well as Letters of Credit) for any purpose other than for general corporate purposes of the Borrower and its Subsidiaries, (iv) the Tranche E Term Loans, together with cash on the balance sheet of the Loan Parties, for any purpose other than to finance the prepayment in full of the Tranche D Term Loans and the Senior Subordinated Notes on the Restatement Date and to pay related fees, costs and expenses, or (v) the Tranche F Term Loans, for any purpose other than to finance the prepayment of a portion of Initial Term Loans and other indebtedness of the Borrower on the First Amendment Effective Date and to pay related fees, costs and expenses.”

2.7	Amendment to Section 10.23. Section 10.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Delivery of Lender Addenda. Each Initial Term Lender, Extending Initial Term Lender, Post-Restatement Date Extending Lender, Tranche E Term Lender, Tranche F Term Lender, Lender of Incremental Term Loans and Revolving Commitment Increase Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent.”

2.8	Amendment to Exhibit J. Exhibit J to the Credit Agreement is hereby replaced in its entirety with the form of Lender Addendum attached hereto as Exhibit A.

SECTION III.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
A.    Execution. The Administrative Agent shall have (i) executed this Amendment and (ii) received a counterpart signature page of this Amendment duly executed by each of the Loan Parties and each Tranche F Term Lender.
B.    Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced on or before the First Amendment Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with the First Amendment or under any other Loan Document (including all reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent, incurred in connection with this Amendment).
C.    Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice relating to the Borrowing of the Tranche F Term Loan on the First Amendment Effective Date.
D.    Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an executed copy of a written opinion of Simpson, Thacher & Bartlett LLP, counsel for the Loan

NY\3675929

Parties, addressed to the Administrative Lender and the Lenders party to the Amended Agreement, dated as of the First Amendment Effective Date, in form and substance substantially identical to the opinion delivered in connection with the Credit Agreement on the Fourth Amendment Effective Date, and otherwise in form and substance satisfactory to the Administrative Agent.
E.    No Default or Event of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by, and the effectiveness of, this Amendment (including, without limitation, any Credit Extension under the Amended Agreement) that would constitute a Default or an Event of Default.
F.    Representations and Warranties. (i) Each of the representations and warranties contained in Section IV below shall be true and correct in all material respects (both before and after giving effect to the Amendment); provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
G.    Section 2.14 Officer’s Certificate. The Administrative Agent shall have received an officer’s certificate, in form and substance reasonably satisfactory to the Administrative Agent, executed by the chief financial officer of the Borrower certifying that (i) (a) at the time the Borrower provided notice to the Administrative Agent of its request for Incremental Acquisition Loans consisting of an additional tranche of term loans, (b) upon the effectiveness of this Amendment and (c) at the time the Tranche F Term Loans are made (and after giving effect thereto), no Default or Event of Default existed or shall exist, as applicable, and (ii) attached to such certificate is the calculation of the Senior Secured Incurrence Test showing that after giving effect to the incurrence of the Tranche F Term Loans, the Senior Secured Incurrence Test (on a Pro Forma Basis) will be satisfied.
H.    Other Documents. The Administrative Agent and the Lenders shall have received customary corporate documents and certificates (including a certificate from the chief financial officer of the Borrower with respect to the solvency (on a consolidated basis) of the Borrower and its subsidiaries) each in form and substance substantially identical to those delivered in connection with the Credit Agreement on the Fourth Amendment Effective Date and otherwise in form and substance satisfactory to the Administrative Agent.

SECTION IV.	REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and the Tranche F Term Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each of the Administrative Agent and the Tranche F Term Lenders that the following statements are true and correct in all material respects:
A.    Corporate Power and Authority. Each Loan Party which is party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under, this Amendment and under the Credit

NY\3675929

Agreement, as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents.
B.    Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of each Loan Party party hereto and thereto.
C.    No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party party hereto and thereto of this Amendment and the Amended Agreement and the other Loan Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Borrower or any Loan Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority where any such violation referred to in clause (A) or (B) of this Section IV.C.(i), individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Loan Party, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Loan Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Loan Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals of stockholders or partners the failure of which to obtain will not have a Material Adverse Effect.
D.    Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by, or enforcement against, each Loan Party party hereto and thereto of this Amendment and the Amended Agreement and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
E.    Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Loan Parties party thereto and each constitutes a legal, valid and binding obligation of such Loan Party to the extent a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general principles of equity.
F.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article V of the Amended Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar

NY\3675929

language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
G.    Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by, and the effectiveness of, this Amendment (including, without limitation, any Credit Extension under the Amended Agreement) that would constitute a Default or an Event of Default.
H.    Patriot Act. To the extent applicable, each Loan Party and each Subsidiary of each Loan Party (including the Target and its Subsidiaries) is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION V.	ACKNOWLEDGMENT AND CONSENT
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document (as amended hereby)).
Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
Each Guarantor (other than Holdings) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION VI.	MISCELLANEOUS

NY\3675929

A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(ii)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
B.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C.    Integration, Applicable Law and Waiver of Jury Trial. The provisions of Sections 10.12 (Integration), 10.16 (Governing Law) and 10.17 (Waiver of Right to Trial by Jury) of the Credit Agreement shall apply with like effect to this Amendment.
D.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic method of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic method be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic method.
E.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Remainder of this page intentionally left blank.]

NY\3675929

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	PINNACLE FOODS FINANCE LLC

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement

NY\3675929

GUARANTORS :	PEAK FINANCE HOLDINGS LLC

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

PINNACLE FOODS FINANCE CORP.

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

PINNACLE FOODS GROUP LLC

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

PINNACLE FOODS INTERNATIONAL CORP.

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

BIRDS EYE FOODS, INC.

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement

NY\3675929

AVIAN HOLDINGS LLC

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

BIRDS EYE FOODS LLC

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

KENNEDY ENDEAVORS, INCORPORATED

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

SEASONAL EMPLOYERS, INC.

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement

NY\3675929

BEMSA HOLDING, INC.

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

GLK HOLDINGS, INC.

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

GLK, LLC

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

ROCHESTER HOLDCO LLC

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

PINNACLE FOODS FORT MADISON LLC

By:	/s/ Craig Steeneck
Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement

NY\3675929

BARCLAYS BANK PLC,
as a Tranche F Term Lender

By:	/s/ Diane Rolfe
Name:	Diane Rolfe
Title:	Director

First Amendment to Amended and Restated Credit Agreement

NY\3675929

Harch CLO II, Limited,
as a Tranche F Term Lender

By:	/s/ James DiDonato
Name:	James DiDonato
Title:	Portfolio Manager

First Amendment to Amended and Restated Credit Agreement

NY\3675929

FRANKLIN INVESTORS SECURITIES TRUST-FRANKLIN FLOATING RATE DAILY ACCESS FUND

as a Tranche F Term Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

First Amendment to Amended and Restated Credit Agreement

NY\3675929

FRANKLIN FLOATING RATE MASTER TRUST-
FRANKLIN FLOATING RATE MASTER SERIES

as a Tranche F Term Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

First Amendment to Amended and Restated Credit Agreement

NY\3675929

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

as a Tranche F Term Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

First Amendment to Amended and Restated Credit Agreement

NY\3675929

FRANKLIN TEMPLETON SERIES II FUNDS
FRANKLIN FLOATING RATE II FUND

as a Tranche F Term Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

First Amendment to Amended and Restated Credit Agreement

NY\3675929

ACA CLO 2006-1 LTD,

as a Tranche F Term Lender

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Sr. MD/Sr. PM

First Amendment to Amended and Restated Credit Agreement

NY\3675929

APIDOS CDO III

as a Tranche F Term Lender

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Sr. MD/Sr. PM

First Amendment to Amended and Restated Credit Agreement

NY\3675929

Pangaea CLO 2007-1 Ltd.,

as a Tranche F Term Lender

By: Pangaea CLO Management, LLC its Collateral Manager

By:	/s/ Smita Conjeevaram
Name:	Smita Conjeevaram
Title:	Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement

NY\3675929

Symphony CLO III, LTD.

By: Symphony Asset Management, LLC,
as a Tranche F Term Lender

By:	/s/ Gunther Stein
Name:	Gunther Stein
Title:	PM

First Amendment to Amended and Restated Credit Agreement

NY\3675929

Symphony CLO I, LTD.

By: Symphony Asset Management, LLC,
as a Tranche F Term Lender

By:	/s/ Gunther Stein
Name:	Gunther Stein
Title:	PM

First Amendment to Amended and Restated Credit Agreement

NY\3675929

Symphony CLO V, LTD.

By: Symphony Asset Management, LLC,
as a Tranche F Term Lender

By:	/s/ Gunther Stein
Name:	Gunther Stein
Title:	PM

First Amendment to Amended and Restated Credit Agreement

NY\3675929

Symphony CLO VI, LTD.

By: Symphony Asset Management, LLC,
as a Tranche F Term Lender

By:	/s/ Gunther Stein
Name:	Gunther Stein
Title:	PM

First Amendment to Amended and Restated Credit Agreement

NY\3675929

BABSON CLO LTD. 2006-II, as a Tranche F Term Lender

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Mark Sowell
Name:	Mark Sowell
Title:	Managing Director

First Amendment to Amended and Restated Credit Agreement

NY\3675929

Exhibit A
Exhibit J to Credit Agreement
FORM OF
LENDER ADDENDUM
LENDER ADDENDUM, dated as of [_________] (this “Lender Addendum”), to the Amended and Restated Credit Agreement, dated as of April 17, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among Pinnacle Foods Finance LLC (the “Borrower”), Peak Finance Holdings LLC (“Holdings”), Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 10.23 of the Credit Agreement, the undersigned hereby becomes a party to the Credit Agreement with all the rights and obligations of a Lender thereunder having the Commitments set forth in Schedule 1 hereto, effective as of the Closing Date.
THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
[Remainder of this page intentionally left blank]

NY\3675929

IN WITNESS WHEREOF, the undersigned has caused this Lender Addendum to be executed and delivered by a duly authorized officer on the date first above written.
[LENDER]
By:
Name:
Title:

NY\3675929

Accepted this ___ day of
_____________

PINNACLE FOODS FINANCE LLC,
as Borrower

By:     ____________________________________
    Title:

BARCLAYS BANK PLC,
as Administrative Agent

By:     ____________________________________
    Title:

NY\3675929

Schedule 1
COMMITMENTS AND NOTICE ADDRESS

1.	Name of Lender:	_____________________________
	Notice Address:	_____________________________ _____________________________ _____________________________
	Attention:	_____________________________
	Telephone:	_____________________________
	Facsimile:	_____________________________
2.	Revolving Credit Commitment:
3.	Initial Term Commitment:
4.	Tranche E Term Commitment:
5.	Tranche F Term Commitment:

NY\3675929